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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Midwest Medical Insurance Holding Company
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

            Minnesota                                                     41-1625287
         -----------------                                        --------------------------
         (State of Incorporation or Organization)            (I.R.S. Employer Identification No.)

         7650 Edinborough Way, Suite 400
         Minneapolis, MN                                                   55435
         -----------------------------------                            -----------
         (Address of Principal Executive Offices)                        (Zip Code)

         Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                                  Name of each exchange on which
         to be so registered                                  each class is to be registered
         -------------------                                  ------------------------------

                N/A                                                        None
         -------------------                                  ------------------------------

         Securities to be registered pursuant to Section 12(g) of the Act:

                              Class C Common Stock
                              --------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1.  Description of Registrant's Securities to be Registered.

         The information contained in the section entitled "Description of Capital Stock" in the registration statement on Form S-2 filed by the Registrant on July 12, 2000, registration number 333-41274, as amended, is hereby incorporated by reference in response to this item.


Item 2.  Exhibits.

         1. Restated Articles of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3A to the registration statement on Form S-2 filed by the Registrant July 12, 2000, registration number 333-41274).

         2. Bylaws of the Registrant, as amended (incorporated by reference to Exhibit 3B to the registration statement on Form S-2 filed by the Registrant on July 12, 2000, registration number 333-41274).

         3. Pages 2-3 from the prospectus filed as part of the registration statement on Form S-2, which includes a description of the Registrant's Capital Stock (incorporated by reference to the registration statement on Form S-2 filed by the registrant on July 12, 2000, registration number 333-41274).

















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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   Midwest Medical Insurance Holding Company
                                   -----------------------------------------
                                            (Registrant)



Dated:  July 21, 2000              By:         /s/ Niles A. Cole
                                        ---------------------------------------
                                        Niles A. Cole, Chief Financial Officer


















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